Investor Presentation July 2022 Exhibit 99.2

Forward-Looking Statements This presentation contains “forward‐looking” statements about Annexon, Inc. and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts, including statements regarding our clinical and preclinical programs, timing and commencement of future nonclinical studies and clinical trials and research and development programs, timing of clinical results, strategic plans for our business and product candidates, including additional indications which we may pursue, our financial position, runway and anticipated milestones, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “focus,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: our history of net operating losses; our ability to obtain necessary capital to fund our clinical programs; the early stages of clinical development of our product candidates; the effects of COVID-19 or other public health crises on our clinical programs and business operations; our ability to obtain regulatory approval of and successfully commercialize our product candidates; any undesirable side effects or other properties of our product candidates; our reliance on third-party suppliers and manufacturers; the outcomes of any future collaboration agreements; and our ability to adequately maintain intellectual property rights for our product candidates. These and other risks are described in greater detail under the section titled “Risk Factors” contained in our Annual Report on Form 10-K filed with the Securities Exchange Commission (SEC) on March 1, 2022, Form 10-Q filed with the SEC on May 9, 2022, and our other filings filed with the SEC from time to time. All forward-looking statements in this presentation speak only as of the date of this presentation. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation concerns drug candidates that are under clinical investigation, and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). These are currently limited by federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates or statistical data. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation.

Pioneering a Powerful Approach to Classical Complement Inhibition

Classical Complement Pathway


C1q
Blocking C1q and all downstream classical activity
C4
Enzymatic Amplification
Immune cell attack & inflammation
C2
C3
C5
Membrane damage
C9

- Complement inhibition is a **validated clinical and commercial** approach
- Annexon's next-generation approach blocks **both upstream & downstream complement** for enhanced outcomes
- Advancing **5 fit-for-purpose drug candidates** for complement-mediated diseases of the body, brain & eye
- **Clinical benefit with ANX005 shown** in multiple indications
- Well-positioned to drive significant value with **7 clinical trial readouts anticipated in 2022-2023**

ANNEXON biosciences

3

C1q: A Key Driver of Complement-Mediated Disease

Initiator of aberrant or excess complement activity in autoimmune and neurodegenerative diseases

Key Takeaways

- C1q is initiating molecule in classical complement cascade
- C1q binds tissue surfaces to **anchor and amplify** complement activation and drive disease
- **C1q marks cells and synapses for elimination by microglia and tissue macrophages**

Initiator: C1q Binding to Tissues in Disease



Autoimmune
Guillain-Barré Syndrome
C1q Targeting the Neuromuscular Junction[1]



Neurodegeneration
Huntington's Disease
C1q Targeting Striatal Synapses[2]



Ophthalmologic
Geographic Atrophy
C1q Targeting Photoreceptor Synapses[3]

[1] Halstead, et al. 2004 Brain 127: 2109–2123 [2] Jia, et al, 2018 Mol Neurodegen 14:45 [3] C1q bound to photoreceptor synapses in aged mice: Annexon data on file

ANNEXON biosciences

4

Upstream Classical Complement Inhibition Associated with Clinical Benefit

Guillain-Barré Syndrome

Patients achieving **≥3 point improvement** in 8 weeks



ANX005
28%
Placebo
0%
% Patients
30
20
10
0

GBS Disability Scale

Patients improved from being bed bound to walking unassisted

Huntington's Disease

75% of patients with high baseline complement activity maintained improvement at week 36



ANX005
75%
cUHDRS
(Mean Change from Baseline)
4
2
0
-2
-4
Low
High

Composite Unified Huntington's Disease Rating Scale

Classical Complement Pathway



C1q
Blocking C1q and all downstream classical activity
C4
Enzymatic Amplification
Immune cell attack & inflammation
C2
C3
C5
Membrane damage
C9

Annexon data on file.
GBS Disability Scale and composite Unified Huntington's Disease Rating Scale are accepted regulatory endpoints.

5

ANNEXON biosciences

Advancing Pipeline of ‘Fit for Purpose’ Drug Candidates Across Multiple Complement-Targeted Diseases CANDIDATE DESIGN FRANCHISE INDICATION PRECLINICAL PHASE 1 PHASE 2 PHASE 2/3 ANX005 IV mAb Guillain-Barré Syndrome (GBS) Warm Autoimmune Hemolytic Anemia (wAIHA) Huntington’s Disease (HD) Amyotrophic Lateral Sclerosis (ALS) ANX007 IVT Fab Geographic Atrophy (GA) ANX009 Subcutaneous Fab Lupus Nephritis (LN) ANX105 IV mAb Autoimmune/ Neurodegeneration ANX1502 Oral small molecule Autoimmune Ophthalmology Autoimmune Neuro AUTOIMMUNE Targeting Both Rare & Large Patient Populations

Lead Candidates Demonstrated Robust Target Engagement in Body, Brain and Eye in Clinical Trials Weeks Ophthalmology Autoimmune Neuro C1q Body Inhibition ANX005 Full C1q Inhibition in Serum C1q Brain Inhibition ANX005 Full C1q Inhibition in CSF C1q Eye Inhibition ANX007 Full C1q Inhibition in Aqueous Humor D1 = Day 1 (before ANX007 dosing) D29 = Day 29 (post-1st dose)

Multiple Value-Creating Opportunities in 2022 and 2023 CANDIDATE INDICATION FRANCHISE 1H 2022 2H 2022 2023 ANX005 Guillain-Barré Syndrome Warm Autoimmune Hemolytic Anemia Huntington’s Disease Amyotrophic Lateral Sclerosis (ALS) ANX007 Geographic Atrophy (GA) ANX009 Lupus Nephritis ANX105 Neuro / Autoimmune ANX1502 Autoimmune Phase 2/3 Data Phase 2 Data Final Phase 2 Data Phase 2a Data P1b Proof of Biology Initial Data First in Human Data Phase 2 Data 1H 2023 First in Human Data

ANX005 for Autoimmune & Neurodegenerative Disease Guillain-Barré Syndrome (GBS) Warm Autoimmune Hemolytic Anemia (wAIHA) Huntington’s Disease (HD) Amyotrophic Lateral Sclerosis (ALS)

ANX005: Designed to Fully Inhibit C1q and the Entire Classical Complement Pathway ANX005 ANX005 Key Attributes Full-length monoclonal antibody formulated for intravenous administration Fully inhibits C1q in the body and brain, with complete target engagement in blood and CSF Well-tolerated in clinical trials; >170 patients treated to date Demonstrated early improvement in clinical outcomes for patients with Guillain-Barré Syndrome and Huntington’s Disease High binding affinity (<10 pM)

Autoimmune

ANX005 for GBS
Inhibiting Upstream to Stop Downstream Neuroinflammation

Guillain-Barré Syndrome Overview

- **C1q binds autoantibodies on nerves and amplifies complement** cascade
- **Inhibiting C1q with ANX005 stops downstream activation** of tissue-damaging components in GBS
- In POC trial, ANX005 was well-tolerated, achieved full target engagement, **early reduction in neuronal death and improvement in muscle strength preceding gain of function**

ANX005 POC Data in GBS

Statistically Significant Early NfL Reduction (Weeks 2-4)


90
30
0
-30
-60
-90
% Change in NfL
p<0.05
ANX005
(18-75 mg/kg)
n=18
Placebo
n=8

Patients achieving ≥3 point improvement in 8 weeks


ANX005 28%
Placebo 0%
30
20
10
0
% Patients

GBS 6-point disability scale:

1. Slight symptoms
2. Walk / no running
3. Walk with support
4. Bedridden / chair bound
5. Ventilator-assisted breathing
6. Death

11

ANNEXON biosciences

Autoimmune

Placebo-Controlled Phase 2/3 GBS Trial Ongoing with Data Anticipated in 2023

Trial Design

Placebo (n=~60)

ANX005 30 mg/kg (n=~60)

ANX005 75 mg/kg (n=~60)

Single-Dose Treatment

Specifications

- Randomized, double-blind trial (N=180)
- Primary endpoint: GBS Disability Scale
- Patients stratified for baseline muscle strength and time from symptom onset
- Phase 2/3 data anticipated 2023

12

ANNEXON biosciences

Autoimmune

ANX005 for wAIHA
Inhibiting Upstream to Stop Complement-Mediated Disease

Data from ongoing Phase 2 trial anticipated in 2H22

Warm Autoimmune Hemolytic Anemia Overview[1]

- **C1q binds to red blood cells on autoantibody coated surface causing anemia**
  - IgG and IgM antibodies
- **C1q and complement activation amplify RBC destruction in ~25-50% of patients**
  - Complement levels correlate with level of hemolysis
- **Selecting patients with high baseline complement activity** who have a similar profile to CAD patients
- **ANX005 achieves full suppression of complement-mediated hemolysis**

Patients with Ongoing Complement Activity (consumption)


wAIHA
C4 Levels
50
40
30
20
10
0
Patients most likely to respond to ANX005

[1]Affects ~47,000 US patients per year

13
ANNEXON biosciences

Ex Vivo Blockade of C4 Deposition on RBC in wAIHA Patient Sera with ANX005 ANX005 Blocks Complement Activity in wAIHA Patient Sera Autoimmune

Trial Design Specifications ANX005 Phase 2 Trial for wAIHA Underway; Clinical Data Anticipated in 2H 2022 Open label trial (n= up to 12); on and off treatment assessments Using Phase 0 ‘feeder’ study to identify/select patients for Phase 2 Objective endpoints: safety, PK/PD, hemolysis markers, improvement in hemoglobin Phase 2 data anticipated 2H 2022 ANX005 100 mg/kg at weeks 0 and 1 (n= up to 12) Phase 0 9-week follow up Autoimmune

Inherited, fatal disease that causes progressive synapse damage and loss associated with neuroinflammation and loss of neurons Affects ~80K people globally, with ~300K at risk of inheriting the disease-causing HD gene1 Life expectancy after diagnosis estimated to be 15-20 years Progressive decline in motor, cognitive and psychiatric function ANX005 for Huntington’s Disease (HD) Inhibiting Upstream to Protect Functioning Synapses No approved therapies that slow or stop disease progression Neuro 1GlobalData and market research reports

Neuro

Loss of Functioning Synapses Results in Neurodegeneration

Blocking C1q protects functioning synapses, prevents loss and decreases disability[2]

C1q's Normal Role In Development

- C1q selectively recognizes, tags & drives removal of excess synapses
- Strong synapses remain to form appropriate circuits and normal brain health


C1q sculpts synaptic connects for appropriate neuronal network
Synapse

Pathway turns off after developmental window

C1q's Role In Neurodegenerative Disease

- C1q recognizes, tags & drives removal of functioning synapses
- Triggers inappropriate synapse damage and loss, neuroinflammation and degeneration


C1q drives inappropriate synapse damage and loss
C1q
C4b
C3b
C5b-9

Chronic pathway activation and functional decline

[1]Selkoe, 2002 *Science* **298**:789 | [2]Wilton 2021 doi.org/10.1101/2021.12.03.471180; Hong 2016 *Science* 10.1126/science.aad8373; Stevens 2007 *Cell* DOI 10.1016/j.cell.2007.10.036; Fonseca, 2004, *J Neurosci*; Dejanovic, 2018, *Neuron*; Vukojicic, 2019, *Cell Reports*; Howell, 2011, *J Clin Inves*; Williams, 2016, *Mol Neurodegen*; Jiao, 2018, *Mol Neurodeg*; Lui, 2016, Cell **165**:921; Krukowski, 2018, Int.*J Mol Sci*; Holden, 2021, *Science*; Annexon NfL reduction in SOD1 model, unpublished; Absinta, *Nature*, 2021

17
ANNEXON biosciences

Phase 2 Open-label Clinical Trial of ANX005 in Patients With, or at Risk for, Manifest Huntington’s Disease Primary & Secondary Endpoints Safety and tolerability of ANX005 PK of ANX005 in serum & cerebrospinal fluid (CSF) PD as measured by C1q, NfL, and C4a serum and CSF concentrations 3-month follow-up 6-month treatment period (n=28) Study Population Adults with, or at risk for, manifest HD (“Early HD”) Total CAP score >400 UHDRS independence score ≥ 80% Exploratory Endpoints Composite UHDRS and its components Target engagement, clinical measures and NfL in patients who completed both treatment and follow-up periods (n=23) Clinical measures in patients with high vs. low C4a complement (n=23) Safety and tolerability (n=28) Induction dosing of ANX005 administered by IV infusion on Days 1 and 5 or 6, followed by maintenance dosing every 2 weeks through Week 22 Follow up visits on Weeks 24, 28, and 36 Final Clinical Study Findings Include: Neuro

ANX005 Phase 2 Trial Patient Baseline Demographics * TRACK-HD, HD natural history study. For illustrative purposes only - differences exist between patient demographics, study designs, and other factors and caution should be exercised when comparing data across studies. NR=not reported Study Participant Characteristics All Patients % (N=28) Treatment Completers % (N=23) TRACK-HD* % (N=123) Age, mean SD, years 49.7 (12.5) 48.5 (13.3) 48.8 (9.8) Female, % 42.9 34.8 45 CAG repeat length mean (SD) 44.6 (3.5) 45.1 (3.7) 43.7 (3.0) CAP score mean, (SD) 505.7 (57.9) 512.2 (60.4) NR Manifest HD, n (%) 25 (89.3) 21 (91.3) 123 (100) CSF C4a, mean (SD) ng/mL 13.9 (8.2) 15.0 (7.0) NR Baseline plasma NfL, mean (SD) pg/mL 40.1 (13.7) 41.3 (13.3) NR Baseline CSF NfL, mean (SD) pg/mL 3104.1 (810.8) 3236.0 (816.8) NR cUHDRS, mean (SD) 10.4 (3.2) 10.1 (2.9) 11.7 (2.9) Total Functional Capacity , mean (SD) 10.6 (2.2) 10.4 (2.3) 10.9 (2.0) Total Motor Score, mean (SD) 21.6 (12.6) 22.3 (11.4) 23.7 (10.8) Symbol Digit Modalities Test, mean (SD) 29.7 (11.3) 28.8 (11.0) 33.6 (10.2) Stroop Word Reading Test, mean (SD) 59.0 (18.7) 56.7 (16.7) 78.3 (19.5) ~ 90% of patients had “early manifest HD” Demographics consistent with prior HD natural history study cohorts (e.g., TRACK-HD*) Neuro

ANX005 Demonstrated Complete & Durable C1q Inhibition in Blood and CSF Full Target Engagement in CSF Full Target Engagement in Serum Target engagement 4-10 weeks in serum post last dose; may support less frequent dosing Off treatment CSF ANX005 CSF C1q Off treatment Serum C1q Serum ANX005 N = 23 Last Dose Last Dose N = 23 Limited sample collection in CSF Neuro

Neuro

Evidence of Reduced Downstream Complement Activation & Neuroinflammation Through Entire 9 Month Study

Drug Effects Continue into Off-treatment Period


Baseline levels
Off treatment
C3a
C3
1.0
0.5
0.0
C3a levels
(Fold change from baseline)
0
6
12
18
24
30
36
Weeks
Last Dose

N = 23

ANX005 showed:

- Reduction of downstream complement activation (C3a)
- Reduction of neuroinflammation (C3)
  - C3 is produced by activated, neurotoxic astrocytes in the brain[1]

[1]Liddelow, Barres, 2017 *Nature* **541**: 481–487

ANNEXON biosciences

21

NfL Changes Stable and Consistent with Natural History Through Treatment and Follow-up Periods Results independent of baseline complement activity N = 23 Natural history Natural history1 Natural history2 Off treatment Off treatment Plasma NfL CSF NfL Neuro

cUHDRS Stable Over 9 Months TFC Stable Over 9 Months Off treatment Off treatment MMRM; LS means +/- 95% CI 1 Expected decline = interpolated natural history from Schobel 2017 (TRACK-HD) Expected decline1 Clinical Disease Progression Stable in Overall Patient Population Through Entire 9-month Study Expected decline1 N = 23 Neuro

Neuro

Complement Activation Correlates with Disease and Functional Decline in HD

Patients with higher baseline complement activity may be more likely to respond to anti-C1q therapy

CSF C4a Elevated and Increase with HD Progression*



CSF C4a Levels
p=0.011
p<0.001
ng/mL
40
30
20
10
0
Control
Early premanifest
Late premanifest
Early manifest
Moderate manifest

Early manifest consistent with patients enrolled in current study

CSF C4a Activation Correlate with HD Functional Decline

Clinical endpoints	p-value	
Total functional score (TFC)	0.0333	Motor & Function
Total motor score (TMS)	0.0181	Motor & Function
Disease burden score (DBS)	0.1310	Motor & Function
Symbol digit mod. Test (SDMT)	0.0324	Cognitive Scales
Verbal fluency	0.0255	Cognitive Scales
Stroop color naming (SCN)	0.0454	Cognitive Scales
Stroop word recall (SWR)	0.0710	Cognitive Scales

*Higher complement activity in CSF (C4a) of HD Patients associated with disease severity & functional decline
Presented at HSG, November 2021; Annexon Collaboration with Ed Wild UCL

ANNEXON biosciences

24

*Comparing higher vs lower C4a/C4 groups at week 24 Benefit at All Time Points in High Complement Group (cUHDRS) Benefit at All Time Points in High Complement Group (TFC) Rapid Benefit Maintained in Patients with High Baseline Complement Activity Through Treatment and Follow-up Periods Off treatment Off treatment Expected decline1 Expected decline1 *Comparing higher vs lower C4a/C4 groups at week 2; MMRM; LS means +/- 95% CI; N=23 1Expected decline = interpolated natural history from Schobel 2017 (TRACK-HD) Neuro

Week 24 *p=0.032 75% patients with elevated baseline complement improved (9/12) vs. 36% with lower baseline complement (4/11) Week 24 cUHDRS Change from Baseline Week 36 *p=0.134 75% maintained during 3-month follow-up period Week 36 cUHDRS Change from Baseline Baseline Complement Activity (C4a/C4) 75% of Patients with High Baseline Complement Levels Showed Improvement at Week 24, Maintained at Week 36 Twice as many patients with high complement improved compared to patients with low complement Baseline demographics evenly matched between patients with higher and lower CSF complement activation *Wilcoxon-Mann-Whitney Test Neuro

Neuro

Chronic Dosing of ANX005 Generally Well-Tolerated with Favorable Benefit-Risk Profile Demonstrated in HD

Treatment Emergent Adverse Events	Safety Population (N=28)	
	All Grades, N (%)	Grade 3, N (%)
Any reported TEAEs	28 (100.0)	12 (42.9)
Most Common TEAE		
Infusion Related Reactions (IRR)	28 (100.0)	8 (28.6)
Most Common TEAEs (non-IRR)	25 (89.3)	6 (21.4)
Dizziness	5 (17.9)	0 (0)
Nausea	5 (17.9)	0 (0)
Headache	4 (14.3)	0 (0)
Vomiting	4 (14.3)	0 (0)
COVID-19	4 (14.3)	0 (0)
Rash	4 (14.3)	1 (3.6)
Serious TEAEs	2 (7.1)	2 (7.1)
Related to ANX005	2 (7.1)	2 (7.1)
Infections	0 (0)	0 (0)
TEAE with Fatal Outcome	0 (0)	0 (0)

No grade 4 TEAEs reported

- No change in safety results from interim analysis
- IRR primarily first dose effect – none after 2nd dose
- No deaths and no serious infections observed
- Two treatment discontinuations unrelated to drug (Covid-19, consent withdrawn)
- Three treatment discontinuations potentially related to drug: all improved/resolved after drug cessation
  - One event each: idiopathic pneumonitis (SAE), systemic lupus erythematosus (SAE), asymptomatic hemolytic anemia (AE)
- All cases of treatment discontinuation had elevated ANA titers at baseline; no patients with normal ANA titers developed SAE
- Enhanced screening of ANA autoantibody levels at baseline and additional monitoring incorporated into ongoing/future trial to reduce risk in chronic ANX005 dosing protocols

ANNEXON biosciences

27

Promising ANX005 Phase 2 Results Support Continued Advancement in Huntington’s Disease Full C1q target engagement in blood and CSF into follow-up period  Stabilized disease progression in full cohort over 9-month study Rapid clinical improvement maintained in patients with higher baseline complement activity over 9-month study Generally well-tolerated with favorable benefit-risk demonstrated in HD;  enhanced safety management approach implemented First evaluation of widely-researched MOA in the clinic; increasing appreciation for preserving functioning synapses for brain health Planning engagements with US and EU regulators Assessing opportunity to conduct well-controlled study in HD, leveraging precision medicine approach Phase 2 HD Trial Learnings and Next Steps Neuro

Neuro

ANX005 for ALS
Inhibiting Upstream to Stop Neuroinflammation & Synaptic Loss

Data from ongoing Phase 2a trial anticipated in 2023

Amyotrophic Lateral Sclerosis Overview[1]

- **A fatal neurodegenerative disorder,** characterized by loss of upper (central) and lower (peripheral) motor neurons
- **C1q binds to synapses,** and amplifies complement-mediated synaptic loss and disability
- ANX005 demonstrated **target engagement in central and peripheral nervous systems** (HD & GBS)

Anti-C1q Protected Muscle Function in SOD1 ALS Mouse Model


Compound Muscle Action Potential
(Base to Peak Amplitude)
60
40
20
0
milliVolts
****
**
Control Mice
IgG Control
Anti-C1q (ANX005)
SOD1 Mice

[1]Affects ~19,000 US patients/year with no curative treatment

29

ANNEXON biosciences

Trial Design Specifications ANX005 Phase 2a ALS Trial Ongoing; Data Anticipated in 2023 Open label trial (N= ~24) Target patients: Targeting all forms of ALS, onset of weakness within 3 years prior to enrollment, ALSFRS-R ≥ 30 Objective endpoints: Safety, PK, C1q target engagement, and NfL concentrations in serum, Clinical outcomes (ALSFRS) Phase 2a data expected 2023 6-month treatment (n=~24) 3-month off-treatment follow-up Neuro

ANX007 for Ophthalmologic Diseases Geographic Atrophy (GA)

ANX007 Designed to Fully Inhibit Complement Activation in Neurodegenerative Diseases of the Eye ANX007 ANX007 Therapeutic Approach Fab formulated for intravitreal administration Localized inhibition of C1q and the classical cascade in neurodegenerative diseases of the eye Administered to >200 patients to date Well-tolerated in Phase 1b, with full target engagement in the eye for at least four weeks Preclinical data demonstrating protection of photoreceptor cells and retinal function Ophthalmology

Ophthalmology

ANX007 for GA
C1q Inhibition Blocks All Downstream Tissue Damage

Data from ongoing Phase 2 trial anticipated in 1H 2023

ANX007 Therapeutic Approach

- GA is a leading cause of blindness[1]
- **Potential for enhanced efficacy by blocking upstream C1q and C4, *and* downstream C4, C3 and C5** activities that drive local immune response and destruction in retina
- **Blocking C1q retains homeostatic function of C3 and C5**

Photoreceptor synapses

Photoreceptor outer segments

Drusen below photoreceptors


C1q
C4
C1q

[1]Affects ~1M US patients, ~5M globally

33

ANNEXON biosciences

Ophthalmology

ANX007 Phase 2 Trial in GA Ongoing; Data Anticipated in 1H 2023

Trial Design

- ANX007 5.0 mg/eye once monthly (n=~90)
- Sham once monthly (n=~45)
- ANX007 5.0 mg/eye every 2 months(n=~90)
- Sham every 2 months (n=~45)

12-month Treatment Period → 6-month Off-treatment Follow-up

Specifications

- Randomized, double-masked trial (N=~270)
- **Primary endpoint: Change in area of geographic atrophy** on fundus autofluorescence
- Leveraging experience from related complement trials - **patients stratified for lesion location and lesion size**
- Topline Phase 2 data anticipated in 1H 2023

34

ANNEXON biosciences

ANX009 Subcutaneous for Autoimmune Diseases Lupus Nephritis (LN) and additional disorders

ANX009 Selectively Inhibits Complement Activation Only in Vascular Space ANX009 ANX009 Therapeutic Approach Subcutaneous formulation of an antigen-binding fragment (Fab) Selectively inhibits C1q in the vascular space Well-tolerated in Phase 1 trial, twice weekly dosing provided sustained C1q inhibition in the circulation Designed to enable chronic dosing for use in future trials of autoimmune indications Autoimmune

Autoimmune

ANX009 for Lupus Nephritis (LN)
Selectively Inhibiting C1q to Stop Complement-Mediated Disease

Lupus Nephritis (LN) Overview[1]

- **Autoantibodies against C1q enhance its activity and uniquely amplify kidney inflammation and damage**
- Precision medicine: **Targeting patients with high baseline complement activity** (top graph)
  - Approximately 1/3 of the population
- In a Phase 1 study, **twice weekly subcutaneous dosing of ANX009 provided full serum inhibition** (bottom graph)

High baseline complement activity correlated with disease activity


100
10
1
0.1
0.01
UPCR
0.1
1
10
100
Complement Activation Markers

Patients most likely to respond to ANX009

ANX009 Inhibits Serum C1q in Ph 1 Study


Placebo
ANX009
Free C1q (ng/ml)
0
30000
60000
90000
120000
0
5
10
15
20
25
30
Time (day)

Healthy volunteers; Dosing on days 0, 3, 7 and 10

[1]Affects ~60,000 US patients/year

37

ANNEXON biosciences

Autoimmune

ANX009 Phase 1b Trial in Lupus Nephritis Ongoing; Initial Data Anticipated in 2H 2022

Trial Design

~8-week Run-in Period → ANX009 ~3 weeks treatment (n=~6) → 11-week follow up

Specifications

- Target patients: Classical complement activity, smoldering disease, proteinuria, stable background therapy
- Objective endpoints: Safety and tolerability, complement PD markers, exploratory markers of renal tissue damage and function
- Phase 1b initial data anticipated 2H 2022

38

ANNEXON biosciences

LOOKING AHEAD 2022 Priorities

ANX105 (IV) ANX1502 (oral) Whole antibody: Modified for enhanced systemic dosing Intravenous administration Chronic autoimmune and neurological disorders Small molecule: Novel oral inhibitor of classical cascade Oral administration Peripheral autoimmune indications Platform Wide range of additional opportunities in early pipeline across mechanistically-related diseases Robust Preclinical Pipeline with Two Named Candidates Advancing Toward Clinical Development in 2022 Autoimmune Autoimmune/Neuro Ophthalmology Autoimmune Neuro C5 Classical Complement Pathway Immune cell attack & inflammation C9 Membrane damage C2 C3 C1q C4 Amplification Enzymatic Blocking C1q and all downstream classical activity

Engage with US and EU regulators to discuss well-controlled study of ANX005 in HD, leveraging precision medicine approach Expect to report Ph2 data from ANX005 trial in wAIHA in 2H22 Expect to report initial Ph1b data from ANX009 trial in LN in 2H22 Prepare for multiple 2023 clinical readouts in GA, GBS and ALS Initiate clinical development of early-stage assets, ANX105 and ANX1502 Five Key Clinical Priorities Driving Activities Through 2022